                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY


                                   (attached)





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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph W. Rog and Neal R. Restivo, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, agent, or their substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on behalf of the Company in the capacities and on the dates indicated.


Dated:      January 18, 2000             /s/ Joseph W. Rog
                                         --------------------------------------
                                         Joseph W. Rog,
                                         Chairman of the Board of Directors,
                                         President and Chief Executive Officer


Dated:      January 18, 2000             /s/ Neal R. Restivo
                                         --------------------------------------
                                         Neal R. Restivo,
                                         Executive Vice President, Chief
                                         Financial Officer, Secretary and
                                         Treasurer


Dated:      January 18, 2000             /s/ David H. Kroon
                                         --------------------------------------
                                         David H. Kroon,
                                         Director


Dated:      January 18, 2000             /s/ Barry W. Schadeck
                                         --------------------------------------
                                         Barry W. Schadeck,
                                         Director
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Dated:      January ___, 2000
                                         --------------------------------------
                                         Robert E. Hodge,
                                         Director*




Dated:      January ___, 2000
                                         --------------------------------------
                                         C. Richard Lynham,
                                         Director*


Dated:      January 18, 2000             /s/ Warren F. Rogers
                                         --------------------------------------
                                         Warren F. Rogers,
                                         Director*


Dated:      January ___, 2000
                                         --------------------------------------
                                         Walter W. Williams,
                                         Director*



* Also a member of the committee administering the Corrpro Companies, Inc. Employee Stock Purchase Plan.